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                                                                    EXHIBIT 32.2

CFO CERTIFICATION OF PERIODIC REPORT UNDER SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Stephanie Kushner, Vice President and Chief Financial Officer of Federal Signal Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: February 19, 2004

/s/ STEPHANIE K. KUSHNER
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Stephanie K. Kushner
Vice President and Chief Financial Officer